                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 15

VIM SAR 6/97

                             LETTER TO SHAREHOLDERS

June 5, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. More recently, on February                [PHOTO]
5, 1997, Morgan Stanley Group Inc. and
Dean Witter, Discover & Co. announced
their agreement to merge, and you       DENNIS J. MCDONNELL AND DON G. POWELL
received a proxy in April. The merger
was completed on May 31, 1997, creating
the combined company of Morgan Stanley, Dean Witter, Discover & Co. This preeminent global financial services firm boasts a market capitalization of $21 billion and leading market positions in securities, asset management, and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe that those firms that are leaders in all facets of their business will be able to offer investors the greatest opportunities and services as we move into the next century. We are confident that this merger will provide investors with those benefits.

ECONOMIC REVIEW

    Bond prices were volatile during the six months ended April 30, 1997. Prices initially rose as the economy slowed, erasing fears of an interest rate hike by the Federal Reserve Board. The November election of a Democratic president and Republican Congress was positive for bonds because the split government was viewed as a restraint on spending increases that could potentially swell the budget deficit. In addition, support diminished for radical tax reform that could threaten the tax-free status of municipal bonds.
    By the beginning of 1997, the situation changed. Bond prices began to fall as the economy picked up speed, culminating in a 5.60 percent annualized growth rate in the first quarter. This strength, coupled with warnings by Fed Chairman Alan Greenspan that tighter monetary policy might be appropriate, reignited fears of a rate hike. On March 25, the Fed raised short-term rates by a modest
0.25 percent, which sent the 30-year Treasury bond yield above 7.00 percent for the first time in six months. By the end of April, the 30-year Treasury bond yield slipped back below 7.00 percent as the market turned its attention to positive news about inflation, and bonds recovered some of their earlier losses.
    Throughout most of the six months ended April 30, municipal bonds generally outperformed Treasuries. Between October 31 and April 30, yields on long-term municipal revenue bonds rose 21 basis points, while yields on 30-year Treasury bonds jumped 31 basis points. Because bond yields move in the opposite direction of prices, the smaller

                                                           Continued on page two
increase in municipal yields meant that municipal bond prices did not fall as sharply as Treasury bond prices did. A relatively stable supply of new issues, combined with an increase in retail demand, contributed to the improved performance of municipal bonds.

FUND STRATEGY

    In managing the Trust, we maintained a 100 percent concentration in AAA-rated, insured bonds during the period. These securities have the highest credit rating assigned to bonds by the Standard & Poor's Ratings Group and, as a result, are extremely easy to trade. AAA-rated securities have tended to perform better when interest rates are declining and provide the potential for safety of principal. Because of these characteristics, insured bonds performed best during the early part of the reporting period, when interest rates fell.

           PORTFOLIO COMPOSITION BY CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS AS OF APRIL 30, 1997

                    AAA................................ 100%

                   Based upon credit quality ratings issued by Standard &
                   Poor's.
                   For securities not rated by Standard & Poor's, the Moody's rating is used.

    Portfolio turnover during the period was minimal because market conditions offered few opportunities to add value over existing holdings. The average yields of bonds in the portfolio were higher than current market yields. Acquisitions focused on short-term bonds with 10-year maturities to seek to enhance the yield of the portfolio and on longer term discount bonds with maturities of around 25 years to increase the portfolio's call protection. In other words, we hope to lessen the concentration of bonds that can be called at the same time.
    Premium bonds were sold in order to buy a larger amount of discount securities. In addition, bonds issued by high-tax states, such as New York and California, were emphasized because they have the potential to appreciate due to strong demand. During the fourth quarter, the portfolio was negatively impacted by an extraordinary call on our $8.5 million Mercer County Improvement District holdings. The bonds, which had been priced at a premium, were called at par due to the cancellation of the incinerator project for which they were issued. (A bond that is priced at its face value is selling at par. If it is priced below par, it is selling at a discount. Conversely, a bond priced above par is selling at a premium.) When buying new securities for the portfolio, we attempt to identify those bonds that we believe will outperform within a particular sector and that can be purchased at an attractive price. We believe this "bottom-up" approach, supported by our research, provides significant added value to the portfolio.
    The duration of the portfolio was increased during this period as a result of certain acquisitions. Duration, which is expressed in years, is a measure of a portfolio's sensitivity to interest rate movements. Portfolios with longer durations have tended to perform better when interest rates are rising, and portfolios with shorter durations have tended to perform better when rates are falling. At the end of the period, the Trust's duration stood at 7.58 years compared to 7.84 for the Lehman Brothers Insured Municipal Bond Index benchmark.

                                                         Continued on page three

                           [DISTRIBUTION HISTORY GRAPH]

Six-month Distribution History
For the Period Ended April 30, 1997


                                Distribution per Share
                                Dividends     Capital Gains
Nov 1996.....................      $.0875
Dec 1996.....................      $.0875        $.2483
Jan 1997.....................      $.0875
Feb 1997.....................      $.0875
Mar 1997.....................      $.0875
Apr 1997.....................      $.0875


The dividend and/or capital gains history represents past performance of the Trust and does not predict the Trust's future distributions.

PERFORMANCE SUMMARY

    We are pleased to report that the Van Kampen American Capital Trust for Insured Municipals continued its positive performance over the first half of its fiscal year. For the six-month period ended April 30, 1997, the Trust generated a total return at market price of 3.46 percent(1). The Trust offered a tax-exempt distribution rate of 6.56 percent(3), based on the closing common stock price of $16.00 per share on April 30, 1997. Because income from the Trust is exempt from federal income tax, this distribution rate represents a yield equivalent to a taxable investment earning 10.25 percent(4) (for investors in the 36 percent federal income tax bracket). At the end of the reporting period, the closing share price of the Trust traded at a 1.54 percent discount to its net asset value of $16.25.
    Due to the sale of some assets that had appreciated in value, the Trust's Board of Trustees declared a capital gains distribution of $0.1608 per share payable on December 31, 1996.

TOP FIVE PORTFOLIO INDUSTRY HOLDINGS BY SECTOR AS OF APRIL 30, 1997*

                    Airport........................... 18.0%
                    Health Care....................... 15.8%
                    Multi-Family Housing.............. 12.0%
                    Single-Family Housing............. 11.3%
                    Retail Electric/Gas/Telephone...... 9.9%

                    *As a Percentage of Long-Term Investments

                                                          Continued on page four

MUNICIPAL MARKET OUTLOOK

    We continue to see signs of a strong economy, although we do not expect the unusually brisk growth rate of the first quarter to be sustained throughout the year. As a result, we believe the Fed will monitor the economy closely and take aggressive action to control growth if inflation picks up or the high growth rate is sustained. However, if growth slows, we believe the Fed will leave rates unchanged. Given this outlook, we expect that yields on the 30-year Treasury bond will range between 6.75 and 7.40 percent for the remainder of the year, with higher levels occurring early and lower yields dominating the second half of 1997. Although short-term interest rates have risen, this has not had a significant impact on the leveraged structure of the Trust.
    We believe the Trust is positioned to perform well in the coming months, and we do not anticipate major structural changes in the portfolio. In light of our expectations for interest rates, we will continue to maintain a slightly defensive posture by keeping a relatively short duration for the portfolio and adjusting the duration when prudent. We will also continue to seek a balance between the Trust's total return and its dividend income, as well as to add value through security selection. Thank you for your continued confidence in Van Kampen American Capital and your Trust's team of managers.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1997

            VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS
                           (NYSE TICKER SYMBOL--VIM)

 COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)............    3.46%
Six-month total return based on NAV(2).....................    1.48%

 DISTRIBUTION RATES

Distribution rate as a % of closing stock price(3).........    6.56%
Taxable-equivalent distribution rate as a % of closing
  stock price(4)...........................................   10.25%

 SHARE VALUATIONS

Net asset value............................................  $ 16.25
Closing stock price........................................  $16.000
Six-month high common stock price (03/13/97)...............  $16.750
Six-month low common stock price (12/17/96)................  $15.750
Preferred share (Series A) rate(5).........................   3.569%
Preferred share (Series B) rate(5).........................   3.750%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5)See "Notes to Financial Statements" footnote #6, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         MUNICIPAL BONDS
         ALABAMA  2.7%
$1,000   Birmingham-Carraway, AL Methodist Hlth Sys Ser A
         (Connie Lee Insd)...............................   5.875%   08/15/25  $  1,000,660
 2,000   Huntsville, AL Pub Bldg Auth Lease Rev Muni
         Justice Pub & Safety Cent A (MBIA Insd).........   5.900    10/01/16     2,017,700
 4,000   Huntsville-Madison Cnty, AL Arpt Auth Arpt
         Terminal Rev (MBIA Insd)........................   5.400    07/01/19     3,756,400
                                                                               ------------
                                                                                  6,774,760
                                                                               ------------
         ALASKA  0.4%
   850   Alaska St Hsg Fin Corp Coll Mtg Oblig Ser A
         Subser A2 (GNMA Collateralized).................   7.050    06/01/25       891,557
                                                                               ------------
         ARIZONA  2.4%
 1,500   Arizona Hlth Fac Auth Hosp Sys Rev Phoenix
         Baptist Hosp & Med Rfdg (MBIA Insd).............   6.250    09/01/11     1,593,255
 1,538   Peoria, AZ Indl Dev Auth Multi-Family Rev Sr Hsg
         Casa Del Rio A Rfdg (GNMA Collateralized).......   7.300    02/20/15     1,675,128
 2,490   Pima Cnty, AZ Indl Dev Auth Indl Rev Lease Oblig
         Irvington Proj Tucson Ser A Rfdg (FSA Insd).....   7.250    07/15/10     2,746,445
                                                                               ------------
                                                                                  6,014,828
                                                                               ------------
         CALIFORNIA  16.0%
 6,235   California Hsg Fin Agy Rev Amt Home Mtg Ser B
         (MBIA Insd).....................................   6.100    02/01/28     6,255,014
 2,500   California Pollutn Ctl Fin Auth Pollutn Ctl Rev
         Pacific Gas & Elec Ser B (FSA Insd).............   6.350    06/01/09     2,643,700
 9,000   Los Angeles Cnty, CA Pension Oblig Ctfs Ltd Muni
         Oblig Ser A (MBIA Insd) (c).....................   6.900    06/30/08    10,359,630
 7,500   Mount Diablo, CA Hosp Dist Rev Ser A (Embedded
         Cap) (AMBAC Insd)...............................   5.125    12/01/23     6,702,525
 1,155   Paramount, CA Redev Agy Tax Alloc (MBIA Insd)...   6.250    08/01/10     1,229,613
 3,600   Sacramento Cnty, CA Arpt Ser A (MBIA Insd)......   5.900    07/01/24     3,592,404
 1,000   San Francisco, CA City & Cnty Redev Agy Hotel
         Tax Rev (FSA Insd)..............................   6.750    07/01/15     1,094,490
 9,000   San Jose, CA Single Family Mtg Rev Ser A Cap
         Apprec (GEMIC Mtg Collateralized)...............       *    04/01/16     3,051,090
 4,240   University of CA Rev Multi-Purp Proj Ser D (MBIA
         Insd)...........................................   6,300    09/01/14     4,461,710
                                                                               ------------
                                                                                 39,390,176
                                                                               ------------
         COLORADO  0.9%
 2,330   Castle Rock, CO Multi-Family Rev Hsg Pines at
         Castle Rock Ser A (FSA Insd)....................   6.100    12/01/16     2,340,671
                                                                               ------------
         FLORIDA  2.3%
 1,000   Hillsborough Cnty, FL Aviation Tampa Intl Arpt
         Ser A (FGIC Insd)...............................   6.000    10/01/23     1,006,100
 1,000   Jacksonville, FL Wtr & Swr Rev United Wtr FL
         Proj (AMBAC Insd)...............................   6.350    08/01/25     1,039,210
 1,335   Orange Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev Ser A (GNMA Collateralized).................   6.200    10/01/16     1,349,685

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$1,300   Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized).......................   6.000%   09/01/18  $  1,304,251
 1,000   Pinellas Cnty, FL Hsg Fin Auth Single Family Mtg
         Rev (GNMA Collateralized).......................   6.100    09/01/29     1,003,240
                                                                               ------------
                                                                                  5,702,486
                                                                               ------------
         HAWAII  2.2%
 3,500   Hawaii St Dept Budget & Fin Spl Purp Mtg Rev
         Hawaiian Elec Co Proj Ser B (MBIA Insd).........   7.600    07/01/20     3,800,055
 1,450   Hawaii St Dept Budget & Fin Spl Purp Rev
         Hawaiian Elec Co (MBIA Insd)....................   6.550    12/01/22     1,519,049
                                                                               ------------
                                                                                  5,319,104
                                                                               ------------
         ILLINOIS  8.6%
 9,050   Chicago, IL O'Hare Intl Arpt Spl Fac Rev Intl
         Terminal (MBIA Insd)............................   6.750    01/01/18     9,659,517
 2,940   Chicago, IL Residential Mtg Rev Ser B Rfdg (MBIA
         Insd)...........................................       *    10/01/09     1,242,003
 3,000   Onterie Cent Hsg Fin Corp IL Mtg Rev Onterie
         Cent Proj Ser A Rfdg (MBIA Insd)................   7.000    07/01/12     3,176,880
 6,150   Onterie Cent Hsg Fin Corp IL Mtg Rev Onterie
         Cent Proj Ser A Rfdg (MBIA Insd)................   7.050    07/01/27     6,478,349
 1,125   Peoria, IL Pub Bldg Comm Sch Bldg & Sch Fac Rev
         Sch Dist 150 Proj B (AMBAC Insd)................       *    12/01/08       552,139
                                                                               ------------
                                                                                 21,108,888
                                                                               ------------
         KANSAS  3.3%
 3,500   Burlington, KS Pollutn Ctl Rev KS Gas & Elec Co
         Proj Rfdg (MBIA Insd)...........................   7.000    06/01/21     3,785,110
 2,000   Kansas St Dev Fin Auth Hlth Fac Rev Stormont
         Vail Hlthcare Inc G (MBIA Insd).................   5.800    11/15/21     2,012,300
 2,030   Olathe Labette Cnty, KS Single Family Mtg Rev
         Coll Ser A-I Rfdg (GNMA Collateralized).........   8.100    08/01/23     2,247,230
                                                                               ------------
                                                                                  8,044,640
                                                                               ------------
         KENTUCKY  1.2%
 1,000   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
         KY Intl Arpt Ser A Rfdg (MBIA Insd) (b).........   5.850    03/01/04     1,011,350
 1,000   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
         KY Intl Arpt Ser A Rfdg (MBIA Insd) (b).........   6.100    03/01/07     1,020,800
 1,000   Kenton Cnty, KY Arpt Brd Rev Cincinnati/Northn
         KY Intl Arpt Ser A Rfdg (MBIA Insd) (b).........   6.200    03/01/08     1,026,610
                                                                               ------------
                                                                                  3,058,760
                                                                               ------------
         LOUISIANA  4.1%
 3,145   Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
         Lake Charles Mem Hosp Proj Ser A (Connie Lee
         Insd)...........................................   6.650    12/01/21     3,362,414
 1,000   Louisiana Hsg Fin Agy Mtg Rev Coll Mtg Malta
         Square Proj (GNMA Collateralized)...............   6.450    09/01/27     1,021,530

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         LOUISIANA (CONTINUED)
$2,395   Louisiana Pub Fac Auth Rev (Embedded Cap) (FGIC
         Insd)...........................................   5.875%   02/15/11  $  2,456,408
    65   Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.600    01/01/04        68,773
 1,005   Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.700    01/01/05     1,063,722
   670   Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.800    01/01/06       709,658
 1,420   Louisiana Pub Fac Auth Rev Student Ln LA
         Opportunity Ln A (FSA Insd).....................   6.850    01/01/09     1,484,837
                                                                               ------------
                                                                                 10,167,342
                                                                               ------------
         MARYLAND  0.7%
 1,675   Prince Georges Cnty, MD Hsg Auth Mtg Rev
         Riverview Terrace Ser A Rfdg (GNMA
         Collateralized).................................   6.400    12/20/10     1,755,819
                                                                               ------------
         MASSACHUSETTS  1.8%
 4,390   Massachusetts Edl Ln Auth Rev Issue E Ser A Edl
         Ln Rev Muni Forwards Issue E Ser A (AMBAC
         Insd)...........................................   7.000    01/01/10     4,534,738
                                                                               ------------
         MICHIGAN  4.6%
 6,000   Detroit, MI Econ Dev Corp Res Recovery Rev Ser A
         (FSA Insd) (c)..................................   6.875    05/01/09     6,424,080
 1,000   Monroe Cnty, MI Econ Dev Corp Ltd Oblig Rev Coll
         Detroit Edison Co Ser Rfdg (FGIC Insd)..........   6.950    09/01/22     1,173,150
 3,500   Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit
         Edison Monroe Ser 1 (MBIA Insd).................   6.875    09/01/22     3,769,465
                                                                               ------------
                                                                                 11,366,695
                                                                               ------------
         MISSISSIPPI  4.2%
 2,285   Mississippi Home Corp Single Family Rev Mtg
         Access Pgm (GNMA Collateralized)................   7.100    05/01/23     2,417,324
 1,760   Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser C (GNMA Collateralized)..........   8.125    12/01/24     1,948,074
 1,625   Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser D (GNMA Collateralized)..........   8.100    12/01/24     1,801,085
 1,370   Mississippi Home Corp Single Family Rev Mtg
         Access Pgm Ser E (GNMA Collateralized)..........   8.100    12/01/25     1,520,549
 2,500   Mississippi Hosp Equip & Fac Auth Rev Rush Med
         Fndtn Proj (Connie Lee Insd)....................   6.700    01/01/18     2,660,100
                                                                               ------------
                                                                                 10,347,132
                                                                               ------------
         MISSOURI  0.8%
 1,000   Missouri St Hsg Dev Comm Multi-Family Hsg
         Brookstone A (FSA Insd).........................   6.000    12/01/16       997,650
 1,095   Missouri St Hsg Dev Comm Multi-Family Hsg Truman
         Farm A (FSA Insd)...............................   5.750    10/01/11     1,094,945
                                                                               ------------
                                                                                  2,092,595
                                                                               ------------
         NEBRASKA  0.9%
 2,150   Nebraska Invt Fin Auth Single Family Mtg Rev
         (Inverse Fltg) (GNMA Collateralized)............   9.312    09/15/24     2,244,063
                                                                               ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         NEVADA  3.9%
$9,000   Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj Ser A
         (FGIC Insd).....................................   6.700%   06/01/22  $  9,526,140
                                                                               ------------
         NEW HAMPSHIRE  0.4%
 1,000   New Hampshire St Business Fin Auth Wtr Fac Rev
         Pennichuck Wtrwks Inc (AMBAC Insd) (b)..........   6.300    05/01/22     1,020,690
                                                                               ------------
         NEW JERSEY  3.4%
 8,250   New Jersey Hlthcare Fac Fin Auth Rev Overlook
         Hosp Assn Ser E (FGIC Insd).....................   6.700    07/01/13     8,453,115
                                                                               ------------
         NEW MEXICO  2.1%
 1,900   Albuquerque, NM Arpt Rev Ser A (AMBAC Insd).....   6.600    07/01/16     2,014,703
 2,070   New Mexico Edl Assistance Fndtn Student Ln Rev
         Ser A (AMBAC Insd)..............................   6.850    04/01/05     2,196,187
 1,000   New Mexico Mtg Fin Auth Single Family Mtg Pg A2
         (GNMA Collateralized)...........................   6.050    07/01/16     1,000,750
                                                                               ------------
                                                                                  5,211,640
                                                                               ------------
         NEW YORK  2.4%
 1,000   Albany Cnty, NY Arpt Auth Arpt Rev (FSA Insd)...   5.375    12/15/17       937,200
 5,000   Port Auth NY & NJ Spl Oblig Spl Proj JFK Intl
         Arpt Terminal 6 (MBIA Insd) (b).................   5.750    12/01/25     4,879,850
                                                                               ------------
                                                                                  5,817,050
                                                                               ------------
         OHIO  0.4%
 1,000   Cuyahoga Cnty, OH Multi-Family Rev Hsg Mtg Natl
         Terminal Apartments Proj (FNMA Insd)............   5.750    07/01/06     1,027,150
                                                                               ------------
         PENNSYLVANIA 7.1%
 7,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser A (FSA Insd)...........................   6.800    01/01/10     8,062,200
 4,000   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
         Arpt Ser B (FSA Insd)...........................   6.625    01/01/32     4,183,320
 2,000   Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
         Mercy Hlth Sys Inc (AMBAC Insd).................   5.625    08/15/26     1,924,900
 1,330   Allegheny Cnty, PA Residential Fin Auth Mtg Rev
         Single Family (GNMA Collateralized).............   7.100    05/01/24     1,392,031
 1,950   Sayre, PA Hlthcare Fac Auth Rev Hosp VHA PA/VHA
         East Fin Pgm B (AMBAC Insd).....................   6.375    07/01/22     2,029,287
                                                                               ------------
                                                                                 17,591,738
                                                                               ------------
         RHODE ISLAND  0.7%
 1,500   Rhode Island Port Auth & Econ Dev Corp Arpt Rev
         Ser A (FSA Insd)................................   7.000    07/01/14     1,701,825
                                                                               ------------
         SOUTH CAROLINA  4.0%
 9,150   South Carolina St Port Auth Port Rev (AMBAC
         Insd)...........................................   6.750    07/01/21     9,753,076
                                                                               ------------
         TENNESSEE  0.5%
 1,085   Memphis Shelby Cnty, TN Arpt Rev Ser A Rfdg
         (MBIA Insd) (b).................................   6.250    02/15/10     1,114,469
                                                                               ------------

                                               See Notes to Financial Statements

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
         TEXAS  12.4%
$1,085   Brazos River Auth TX Johnson Cnty Surface (AMBAC
         Insd) (b).......................................   5.800%   09/01/11  $  1,078,848
 5,000   Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj A (AMBAC Insd)................   6.750    04/01/22     5,343,600
 5,000   Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj B (FGIC Insd).................   6.625    06/01/22     5,270,700
 1,000   Brazos River Auth TX Pollutn Ctl Rev Coll TX
         Util Elec Co Proj C (FGIC Insd).................   6.700    10/01/22     1,060,690
 2,305   Harris Cnty, TX Hsg Fin Corp Multi-Family Hsg
         Rev Cypress Ridge Apts (FSA Insd)...............   6.350    06/01/26     2,341,788
 3,000   Houston, TX Arpt Sys Rev Spl Fac People Mover A
         (FSA Insd)......................................   5.500    07/15/17     2,864,220
 4,000   Houston, TX Arpt Sys Rev Sub Lien Ser A (FGIC
         Insd)...........................................   6.750    07/01/21     4,263,640
 1,800   Midland, TX Ctfs Oblig Arpt Sub Lien (FSA
         Insd)...........................................   5.850    03/01/13     1,810,692
 4,320   Texas St Veterans Hsg Assistance (MBIA Insd)....   6.800    12/01/23     4,507,747
 2,000   Tyler, TX Hlth Fac Dev Corp Hosp Rev Mother
         Frances Hosp of Tyler (FGIC Insd)...............   6.500    07/01/23     2,112,740
                                                                               ------------
                                                                                 30,654,665
                                                                               ------------
         VIRGINIA  0.8%
 1,495   Harrisonburg, VA Redev & Hsg Auth Multi-Family
         Hsg Rev (FSA Insd)..............................   6.200    04/01/17     1,506,183
                                                                               ------------
         WISCONSIN  2.9%
 5,000   Wisconsin St Hlth & Edl Fac Auth Rev Children's
         Hosp (Embedded Cap) (FGIC Insd).................   5.000    08/15/10     4,783,550
 1,250   Wisconsin St Hlth & Edl Fac Auth Rev Felician
         Hlth Care Ser A Rfdg (AMBAC Insd)...............   7.000    01/01/15     1,329,825
 1,000   Wisconsin St Hlth & Edl Fac Auth Rev Saint Lukes
         Med Cent Proj (MBIA Insd).......................   7.100    08/15/19     1,087,580
                                                                               ------------
                                                                                  7,200,955
                                                                               ------------
         PUERTO RICO  2.2%
 5,000   Puerto Rico Comwlth Hwy & Tran Ser Y (Embedded
         Cap) (FSA Insd).................................   5.730    07/01/21     5,381,300
                                                                               ------------
TOTAL LONG-TERM INVESTMENTS  100.1%
  (Cost $235,215,537) (a)....................................................   247,114,250
SHORT-TERM INVESTMENTS  2.7%
  (Cost $6,600,000) (a)......................................................     6,600,000
LIABILITIES IN EXCESS OF OTHER ASSETS (2.8%).................................    (6,922,192)
                                                                               ------------
NET ASSETS  100.0%...........................................................  $246,792,058
                                                                               ============

*Zero coupon bond

(a) At April 30, 1997, for federal income tax purposes, cost of long- and short-term investments is $241,815,537; the aggregate gross unrealized appreciation is $12,426,993 and the aggregate gross unrealized depreciation is $528,280, resulting in net unrealized appreciation of $11,898,713.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $235,215,537)
  (Note 1)..................................................    $247,114,250
Short-Term Investments (Cost $6,600,000) (Note 1)...........       6,600,000
Cash........................................................          41,593
Receivables:
  Interest..................................................       4,621,493
  Securities Sold...........................................         112,045
Other.......................................................           3,722
                                                                ------------
      Total Assets..........................................     258,493,103
                                                                ------------
LIABILITIES:
Payables:
  Securities Purchased......................................      11,098,641
  Income Distributions -- Common and Preferred Shares.......         240,061
  Investment Advisory Fee (Note 2)..........................         121,118
  Administrative Fee (Note 2)...............................          40,373
  Affiliates (Note 2).......................................           7,775
Accrued Expenses............................................         131,865
Deferred Compensation and Retirement Plans (Note 2).........          61,212
                                                                ------------
      Total Liabilities.....................................      11,701,045
                                                                ------------
NET ASSETS..................................................    $246,792,058
                                                                ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,800 issued with liquidation preference of
  $50,000 per share) (Note 6)...............................    $ 90,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 9,648,688 shares issued and
  outstanding) (Note 3).....................................          96,487
Paid in Surplus.............................................     142,142,746
Net Unrealized Appreciation on Securities...................      11,898,713
Accumulated Undistributed Net Investment Income.............       1,644,375
Accumulated Net Realized Gain on Securities.................       1,009,737
                                                                ------------
      Net Assets Applicable to Common Shares................     156,792,058
                                                                ------------
NET ASSETS..................................................    $246,792,058
                                                                ============
NET ASSET VALUE PER COMMON SHARE ($156,792,058 divided
  by 9,648,688 shares outstanding)..........................    $      16.25
                                                                ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

              For the Six Months Ended April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 7,492,243
                                                              -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................      740,759
Administrative Fee (Note 2).................................      246,920
Preferred Share Maintenance (Note 6)........................      127,877
Custody.....................................................       14,474
Trustees Fees and Expenses (Note 2).........................       12,833
Legal (Note 2)..............................................        8,145
Amortization of Organizational Costs (Note 1)...............        1,797
Other.......................................................      100,291
                                                              -----------
    Total Expenses..........................................    1,253,096
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 6,239,147
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Realized Gain/Loss on Securities:
  Investments...............................................  $ 1,081,917
  Options...................................................       12,401
  Futures...................................................      (84,581)
                                                              -----------
Net Realized Gain on Securities.............................    1,009,737
                                                              -----------
Net Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period...................................   15,065,205
  End of the Period:
    Investments.............................................   11,898,713
                                                              -----------
Net Unrealized Depreciation on Securities During the
  Period....................................................   (3,166,492)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS ON SECURITIES..............  $(2,156,755)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 4,082,392
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

           For the Six Months Ended April 30, 1997 and the Year Ended
                          October 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                         Six Months Ended      Year Ended
                                                          April 30, 1997    October 31, 1996
--------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................    $ 6,239,147       $ 12,738,618
Net Realized Gain on Securities.........................      1,009,737          2,792,852
Net Unrealized Depreciation on
  Securities During the Period..........................     (3,166,492)        (2,254,455)
                                                           ------------       ------------
Change in Net Assets from Operations....................      4,082,392         13,277,015
                                                           ------------       ------------
Distributions from Net Investment Income:
  Common Shares.........................................     (5,065,224)       (10,110,226)
  Preferred Shares......................................     (1,174,668)        (3,199,725)
                                                           ------------       ------------
                                                             (6,239,892)       (13,309,951)
                                                           ------------       ------------
Distributions from Net Realized Gain on Investments
  (Note 1):
  Common Shares.........................................     (1,551,231)               -0-
  Preferred Shares......................................       (519,894)               -0-
                                                           ------------       ------------
                                                             (2,071,125)               -0-
                                                           ------------       ------------
Total Distributions.....................................     (8,311,017)       (13,309,951)
                                                           ------------       ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....     (4,228,625)           (32,936)
FROM CAPITAL TRANSACTIONS (NOTE 3):
  Value of Common Shares Issued Through Dividend
    Reinvestment........................................            -0-            476,622
                                                           ------------       ------------
TOTAL INCREASE/DECREASE IN NET ASSETS...................     (4,228,625)           443,686
NET ASSETS:
Beginning of the Period.................................    251,020,683        250,576,997
                                                           ------------       ------------
End of the Period (Including accumulated undistributed
  net investment income of $1,644,375 and $1,645,120,
  respectively).........................................   $246,792,058       $251,020,683
                                                           ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                 Six                                               January 24, 1992
                               Months                                               (Commencement
                                Ended             Year Ended October 31             of Investment
                              April 30,   --------------------------------------    Operations) to
                                1997       1996      1995       1994      1993     October 31, 1992
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period (a).........    $16.688   $16.693   $14.883    $18.213   $15.278            $14.737
                                -------   -------   -------    -------   -------            -------
  Net Investment Income.....       .647     1.323     1.340      1.351     1.365               .924
  Net Realized and
    Unrealized Gain/Loss on
    Securities..............      (.223)     .054     1.883     (3.150)    2.949               .340
                                -------   -------   -------    -------   -------            -------
Total from Investment
  Operations................       .424     1.377     3.223     (1.799)    4.314              1.264
                                -------   -------   -------    -------   -------            -------
Less:
  Distributions from Net
    Investment Income:
    Paid to Common
      Shareholders..........       .525     1.050     1.050      1.050      .970               .525
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders..........       .122      .332      .363       .301      .293               .198
  Distributions from Net
    Realized Gain on
    Securities:
    Paid to Common
      Shareholders..........       .161       -0-       -0-       .146      .086                -0-
    Common Share Equivalent
      of Distributions Paid
      to Preferred
      Shareholders..........       .054       -0-       -0-       .034      .030                -0-
                                -------   -------   -------    -------   -------            -------
Total Distributions.........       .862     1.382     1.413      1.531     1.379               .723
                                -------   -------   -------    -------   -------            -------
Net Asset Value, End of the
  Period....................    $16.250   $16.688   $16.693    $14.883   $18.213            $15.278
                                =======   =======   =======    =======   =======            =======
Market Price Per Share at
  End of the Period.........    $16.000   $16.125   $15.750    $13.500   $17.250            $14.500
Total Investment Return at
  Market Price (b)..........      3.46%*    9.19%    24.96%    (15.57%)   26.98%               .09%*
Total Return at Net Asset
  Value (c).................      1.48%*    6.53%    19.80%    (12.20%)   26.75%              5.33%*
Net Assets at End of the
  Period (In millions)......    $ 246.8   $ 251.0   $ 250.6    $ 233.2   $ 265.2            $ 237.0
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares.............      1.59%     1.60%     1.63%      1.57%     1.54%              1.51%
Ratio of Expenses to Average
  Net Assets................      1.02%     1.02%     1.03%      1.01%      .99%              1.01%
Ratio of Net Investment
  Income to Average Net
  Assets Applicable to
  Common Shares (d).........      6.43%     5.99%     6.16%      6.33%     6.29%              6.08%
Portfolio Turnover..........        22%*      35%       28%        26%       38%                90%*

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.263 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 *  Non-Annualized
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Insured Municipals (the "Trust") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. In normal market conditions, the Trust intends to invest substantially all of its assets in municipal securities which are covered by insurance with respect to the timely payment of principal and interest. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $40,000. These costs were amortized on a straight line basis over the 60 month period ended January 23, 1997.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

G. INSURANCE EXPENSE--The Trust typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured either through secondary market insurance or portfolio insurance. The insurance policies guarantee the timely payment of principal and interest on the securities in the Trust's portfolio.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1997, the Trust recognized expenses of approximately $30,500 representing VKAC's cost of providing accounting and legal services to the Trust.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit under the plan is equal to the trustees' annual retainer fee, which is currently $2,500.

3. CAPITAL TRANSACTIONS

At April 30, 1997 and October 31, 1996, paid in surplus related to common shares aggregated $142,142,746 and $142,142,746, respectively.

    Transactions in common shares were as follows:

                                       SIX MONTHS ENDED      YEAR ENDED
                                        APRIL 30, 1997    OCTOBER 31, 1996
--------------------------------------------------------------------------
Beginning Shares......................        9,648,688          9,619,286
Shares Issued Through Dividend
  Reinvestment........................              -0-             29,402
                                              ---------          ---------
Ending Shares.........................        9,648,688          9,648,688
                                              =========          =========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $60,959,037 and $55,304,089, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Trust to manage the portfolio's effective maturity and duration.

    Transactions in options for the six months ended April 30, 1997, were as follows:

                                                    CONTRACTS    PREMIUM
-------------------------------------------------------------------------
Outstanding at October 31, 1996....................       -0-   $     -0-
Options Written and Purchased (Net)................       200    (110,987)
Options Terminated in Closing Transactions (Net)...      (200)    110,987
                                                         ----   ---------
Outstanding at April 30, 1997......................       -0-   $     -0-
                                                         ====   =========

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

    Transactions in futures contracts, each with a par value of $100,000, for the six months ended April 30, 1997, were as follows:

                                                            CONTRACTS
---------------------------------------------------------------------
Outstanding at October 31, 1996...........................        -0-
Futures Opened............................................        400
Futures Closed............................................       (400)
                                                                 ----
Outstanding at April 30, 1997.............................        -0-
                                                                 ====

C. INDEXED SECURITIES--These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

                           April 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

6. PREFERRED SHARES

The Trust has outstanding 1,800 Auction Preferred Shares ("APS") in two series of 900 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend periods for Series A and Series B are 28 days. The average rate in effect on April 30, 1997, was 3.660%. During the six months ended April 30, 1997, the rates ranged from 3.360% to 5.300%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY
FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Worldwide High Income Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

            VAN KAMPEN AMERICAN CAPITAL TRUST FOR INSURED MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and
  Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

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